Exhibit 10.1

Execution Version

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

This Second Amendment to Third Amended and Restated Credit Agreement (this “Second Amendment”) dated as of December 20, 2023 (the “Second Amendment Effective Date”), is among Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (the “Borrower”), each of the undersigned guarantors (collectively, the “Guarantors” and together with the Borrower, the “Loan Parties”), each of the Lenders (as defined below) party hereto and JPMorgan Chase Bank, N.A., as the Administrative Agent and as the Issuing Bank (as each such term is defined in the Existing Credit Agreement referred to below).

R E C I T A L S

A. The Borrower, the Administrative Agent, the financial institutions party thereto as lenders (the “Lenders”), the Issuing Bank and the other parties thereto are parties to that certain Third Amended and Restated Credit Agreement dated as of February 3, 2023 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement, as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, including by and after giving effect to this Second Amendment, the “Credit Agreement”), pursuant to which the Lenders and the Issuing Bank have agreed to make extensions of credit to the Borrower for the purposes and subject to the terms and conditions set forth therein.

B. The Borrower has informed the Administrative Agent and the Lenders that TopCo and certain of the Loan Parties have entered into that certain Purchase and Sale Agreement dated as of November 3, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified, the “[                ] PSA”), by and among TopCo, as Seller Parent under and as defined therein, Sitio Anadarko, LP, a Delaware limited partnership, and Sitio Appalachia, LP, a Delaware limited partnership, as sellers, and [                ], a Delaware limited liability company, as purchaser, pursuant to which the Loan Parties party thereto are selling to the purchaser thereunder the “Assets” as defined in the [                ] PSA as in effect on the Second Amendment Effective Date (the “[                ] Assets”).

C. In connection with the sale of the [                ] Assets pursuant to the [                ] PSA, the Borrower has requested that the [                ] Assets be excluded as Borrowing Base Properties solely for purposes of the Scheduled Redetermination of the Borrowing Base intended to be effective on or about November 1, 2023.

D. The parties hereto are entering into this Second Amendment to, among other things, (i) effectuate the Scheduled Redetermination of the Borrowing Base intended to be effective on or about November 1, 2023 by reaffirming the Borrowing Base at $850,000,000, (ii) document the exclusion of the [                ] Assets from the Borrowing Base Properties solely for purposes of the Borrowing Base redetermination described in the foregoing clause (i), (iii) amend certain dates applicable to the Scheduled Redetermination of the Borrowing Base and (iv) amend certain other terms of the Existing Credit Agreement as provided for in Section 2 hereof, in each case, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1 Defined Terms. Each capitalized term used herein and not otherwise defined herein has the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2 Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 4 hereof, the Existing Credit Agreement is hereby amended effective as of the Second Amendment Effective Date as set forth in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Existing Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“[            ] Assets” has the meaning assigned to such term in the Second Amendment.

“[            ] PSA” has the meaning assigned to such term in the Second Amendment.

“Fall 2023 Scheduled Redetermination” has the meaning assigned to such term in the Second Amendment.

“Second Amendment” means that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of the Second Amendment Effective Date, by and among the Borrower, the Guarantors party thereto, the Administrative Agent, the Issuing Bank and the Lenders party thereto.

“Second Amendment Effective Date” means December 20, 2023.

2.2 Amendment to Definitions of “Agreement”, “Borrowing Base Properties”, “Excluded Accounts” and “Loan Documents”. Section 1.02 of the Existing Credit Agreement is hereby further amended to amend and restate the following definitions in their respective entireties to read in full as follows:

“Agreement” means this Third Amended and Restated Credit Agreement, including the Annexes, Schedules and Exhibits hereto, as amended by the First Amendment and the Second Amendment and as the same may from time to time be further amended, modified, supplemented or restated.

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“Borrowing Base Properties” means the proved Oil and Gas Properties of the Loan Parties included in the most recently delivered Reserve Report hereunder (including, for the avoidance of doubt, the Initial Reserve Report); provided that, solely for purposes of the Fall 2023 Scheduled Redetermination, the [            ] Assets shall be deemed not to constitute Borrowing Base Properties; provided, further, that, for the avoidance of doubt, to the extent any [            ] Assets continue to be owned by one or more of the Loan Parties at the time any Reserve Report with respect to any redetermination of the Borrowing Base occurring subsequent to the Fall 2023 Scheduled Redetermination is delivered and are therefore included in such Reserve Report, such [            ] Assets shall constitute Borrowing Base Properties for purposes of such subsequent redetermination and for all other purposes under the Loan Documents.

“Excluded Accounts” means (a) each account all or substantially all of the deposits in which consist of amounts utilized to fund payroll, healthcare, employee benefit or tax obligations of the Loan Parties, (b) fiduciary accounts, trust accounts and escrow accounts that in each case are contractually obligated to be segregated from the other assets of any Loan Party for the benefit of unaffiliated third parties, (c) “zero balance” accounts or disbursement accounts, (d) other accounts so long as the average daily maximum balance in any such other account over any three Business Day period does not at any time exceed $1,000,000; provided that, the aggregate maximum balance for all such bank accounts excluded pursuant to this clause (d) on any day shall not exceed $2,500,000 and (e) deposit accounts of the Brigham Entities maintained at Wells Fargo Bank, N.A. on the Effective Date so long as (i) the aggregate maximum balance in all such accounts excluded pursuant to this clause (e) does not exceed 2,500,000 for a period of more than five consecutive Business Days, and (ii) no proceeds of Loans are deposited in any such account excluded pursuant to this clause (e).

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Fee Letters, any certificate required to be delivered under this Agreement by or on behalf of any Loan Party, and any agreement executed by a Credit Party and any Loan Party which states that it is a “Loan Document” as defined herein.

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2.3 Amendment to Section 2.07(a) (Borrowing Base). The first sentence of Section 2.07(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“On the Second Amendment Effective Date, the amount of the Borrowing Base is $850,000,000.”

2.4 Amendment to Section 2.07(b) (Scheduled and Interim Redeterminations). The first sentence of Section 2.07(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“The Borrowing Base shall be redetermined semi-annually in accordance with this Section 2.07 (each such redetermination, a “Scheduled Redetermination”), and, subject to Section 2.07(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank and the Lenders on (i) May 1, 2023 and November 1, 2023 (or, in each case, such date promptly thereafter as reasonably practicable) and (ii) thereafter, commencing April 1, 2024, on April 1st and October 1st of each year (or, in each case, such date promptly thereafter as reasonably practicable).”

2.5 Amendment to Section 2.07(d)(i)(A) (Effectiveness of a Redetermined Borrowing Base). Section 2.07(d)(i)(A) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“(A) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Sections 8.12(a) and (c) in a timely and complete manner, then on (i) May 1, 2023 or November 1, 2023, as applicable (or, in each case, such date promptly thereafter as reasonably practicable) or (ii) thereafter, commencing April 1, 2024, on the April 1st or October 1st, as applicable, following such notice, or”

2.6 Amendment to Section 8.12(a) (Reserve Reports). The first sentence of Section 8.12(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“On or before March 1st (or in the case of the 2023 calendar year, April 1st) and September 1st (or in the case of the 2023 calendar year, October 1st) of each year, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the proved Oil and Gas Properties of the Loan Parties as of the immediately preceding January 1st and July 1st, respectively.”

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2.7 Amendment to Section 9.19 (Amendments to Material Agreements; Amendment to Fiscal Year). Section 9.19 of the Existing Credit Agreement is hereby amended to add a new clause (c) to such Section to read in full as follows:

“(c) The Borrower will not, and will not permit any other Loan Party to, amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the [                ] PSA (as in effect on the Second Amendment Effective Date) if the effect thereof would be materially adverse to the Lenders; provided that any direct or indirect amendment or other modification to the defined term “Assets” in the [                ] PSA as in effect on the Second Amendment Effective Date that would directly or indirectly expand the definition of “Assets” to include assets not subject to the [                ] PSA on the Second Amendment Effective Date shall in each case be deemed materially adverse to the Lenders unless the Administrative Agent agrees in writing that such amendment or other modification is not materially adverse to the Lenders.”

Section 3 Fall 2023 Scheduled Redetermination of Borrowing Base and Aggregate Elected Commitment. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and the Lenders party hereto, constituting at least the Required Lenders, hereby agree that (i) the existing Borrowing Base of $850,000,000 under the Credit Agreement shall be reaffirmed at $850,000,000 effective as of the Second Amendment Effective Date (the “Fall 2023 Scheduled Redetermination”) and continuing until the next Redetermination Date or other adjustment to the Borrowing Base, whichever occurs first pursuant to the Credit Agreement and (ii) the [                ] Assets are not Borrowing Base Properties for purposes of the Fall 2023 Scheduled Redetermination and have not been taken into account nor included in the relevant Borrowing Base calculations of the Fall 2023 Scheduled Redetermination. The Borrower, the Administrative Agent and the Lenders party hereto hereby further agree that (a) the Fall 2023 Scheduled Redetermination provided for herein shall constitute the Scheduled Redetermination of the Borrowing Base scheduled to occur on November 1, 2023 or such date promptly thereafter as reasonably practicable for purposes of Section 2.07(b) of the Credit Agreement and (b) this Second Amendment constitutes the New Borrowing Base Notice with respect to the Fall 2023 Scheduled Redetermination. The Aggregate Elected Commitment shall remain at $850,000,000 as of the Second Amendment Effective Date.

Section 4 Conditions Precedent. The effectiveness of this Second Amendment and the amendments to the Credit Agreement set forth in Section 2 hereof and the reaffirmation of the Borrowing Base set forth in Section 3 hereof is subject to the satisfaction of the following conditions precedent:

4.1 Counterparts. The Administrative Agent shall have received counterparts of this Second Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

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4.2 Fees and Other Expenses. The Administrative Agent shall have received all fees and other amounts due and payable by the Borrower on or prior to the Second Amendment Effective Date.

4.3 [                ] PSA. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower (a) attaching thereto executed copies of the [                ] PSA and any amendments, supplements or modifications thereto, in each case, certified as being true and complete as of the Second Amendment Effective Date, (b) certifying that, after giving effect to this Second Amendment, the consummation of the sale of the [                ] Assets pursuant to the [                ] PSA as in effect on the Second Amendment Effective Date is permitted pursuant to Section 9.12(d) of the Credit Agreement to the extent such sale is consummated prior to any redetermination of the Borrowing Base occurring subsequent to the Fall 2023 Scheduled Redetermination and (c) all mandatory prepayments, if any, required by Section 3.04 of the Credit Agreement will be made within the timeframe required by the Credit Agreement.

4.4 No Default or Borrowing Base Deficiency. Immediately prior to and after giving effect to this Second Amendment and any Borrowing being made on the Second Amendment Effective Date, (a) no Default shall have occurred and be continuing, (b) no Borrowing Base Deficiency shall have occurred and (c) each of the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (except to the extent any such representations and warranties are (i) limited by materiality or by reference to Material Adverse Effect, in which case, they shall be true and correct in all respects and (ii) expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date) on and as of the Second Amendment Effective Date.

Notwithstanding anything to the contrary set forth in Section 12.02 of the Existing Credit Agreement or otherwise, the Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective on the date that it receives the foregoing, to the reasonable satisfaction of the Administrative Agent, or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon the Lenders and all other parties to the Existing Credit Agreement, as amended hereby, for all purposes.

Section 5 Post-Closing Covenants.

5.1 Security Instruments. Not later than thirty (30) days after the Second Amendment Effective Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received duly executed Security Instruments from the applicable Loan Parties, in each case, in form and substance reasonably satisfactory to the Administrative Agent and in proper form for recording in each applicable jurisdiction, in connection with the Fall 2023 Scheduled Redetermination such that after giving effect thereto, the Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority (and upon filing in the proper offices of the appropriate jurisdictions, perfected) Liens (provided that Excepted Liens identified in clauses (a), (b), (c), (d), and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on at least 85% of the total present value (using a nine percent (9%) discount rate) of the Borrowing Base Properties (as defined in the Existing Credit Agreement, as amended by this Second Amendment) evaluated in the Reserve Report evaluating the Oil and Gas Properties of the Loan Parties as of July 1, 2023 and prepared by the Borrower’s internal reserve engineering staff (the “July 2023 Reserve Report”). The Borrower’s failure to comply with the requirements of this Section 5.1 shall constitute an immediate Event of Default as if set forth in Section 10.01(d) of the Credit Agreement.

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5.2 Title. Not later than thirty (30) days after the Second Amendment Effective Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received title information reasonably satisfactory to the Administrative agent setting forth the status of title to at least 85% of the total present value (using a nine percent (9%) discount rate) of the Borrowing Base Properties (as defined in the Existing Credit Agreement, as amended by this Second Amendment) evaluated in the July 2023 Reserve Report. The Borrower’s failure to comply with the requirements of this Section 5.2 shall constitute an immediate Event of Default as if set forth in Section 10.01(d) of the Credit Agreement.

Section 6 Miscellaneous.

6.1 Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and all parties need not execute the same counterpart. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy, emailed .pdf, .tif or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Second Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Second Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

6.2 Severability. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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6.3 Confirmation and Effect. The provisions of the Existing Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment, and this Second Amendment shall not constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document. Each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Credit Agreement and/or this Second Amendment shall mean and be a reference to the Existing Credit Agreement as amended hereby.

6.4 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Second Amendment, (b) ratifies and affirms its obligations under the Existing Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party, (c) acknowledges and renews its continued liability under the Existing Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party, (d) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Existing Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and immediately prior to and after giving effect to this Second Amendment, except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (e) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Second Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Second Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (f) represents and warrants to the Lenders and the Administrative Agent that, immediately prior to and after giving effect to this Second Amendment, no Default exists.

6.5 Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the provisions of Section 12.09(b) through (d) of the Existing Credit Agreement, and such provisions shall apply to this Second Amendment mutatis mutandis.

6.6 ENTIRE AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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6.7 Successors and Assigns. The provisions of this Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.

6.8 Loan Document. This Second Amendment shall constitute a “Loan Document” for all purposes under the other Loan Documents.

[Remainder of this page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers or other authorized signatory thereunto duly authorized, as of the date first written above.

BORROWER:	SITIO ROYALTIES OPERATING PARTNERSHIP, LP
By: Sitio Royalties GP, LLC, its general partner

	By:	/s/ Carrie Osicka
	Name:	Carrie Osicka
	Title:	Chief Financial Officer

GUARANTORS:	SITIO PERMIAN, LP
By: Sitio Royalties Management, LLC, its general partner

	By:	/s/ Carrie Osicka
	Name:	Carrie Osicka
	Title:	Chief Financial Officer

SITIO EAGLE FORD, LP
By: Sitio Royalties Management, LLC, its general partner

	By:	/s/ Carrie Osicka
	Name:	Carrie Osicka
	Title:	Chief Financial Officer

SITIO APPALACHIA, LP
By: Sitio Royalties Management, LLC, its general partner

	By:	/s/ Carrie Osicka
	Name:	Carrie Osicka
	Title:	Chief Financial Officer

SITIO ANADARKO, LP
By: Sitio Royalties Management, LLC, its general partner

	By:	/s/ Carrie Osicka
	Name:	Carrie Osicka
	Title:	Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

SITIO ROCKIES, LP
By: Sitio Royalties Management, LLC, its general partner

By:	/s/ Carrie Osicka
Name:	Carrie Osicka
Title:	Chief Financial Officer

SITIO ROYALTIES MANAGEMENT HOLDINGS, INC.

By:	/s/ Carrie Osicka
Name:	Carrie Osicka
Title:	Chief Financial Office

SITIO ROYALTIES MANAGEMENT, LLC

By:	/s/ Carrie Osicka
Name:	Carrie Osicka
Title:	Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Authorized Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kimberly Miller
Name:	Kimberly Miller
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Lee Garza
Name:	David Lee Garza
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Scott W. Danvers
Name:	Scott W. Danvers
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

CITIBANK, N.A., as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eric Appel
Name:	Eric Appel
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Executive Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

TRUIST BANK, as a Lender

By:	/s/ Farhan Iqbal
Name:	FARHAN IQBAL
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

COMERICA BANK, as a Lender

By:	/s/ Isabel Araujo
Name:	Isabel Araujo
Title:	Portfolio Manager

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

TEXAS CAPITAL BANK, as a Lender

By:	/s/ Jared R. Mills
Name:	Jared R. Mills
Title:	Executive Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

FIRST HORIZON BANK, a Tennessee State Bank, as a Lender

By:	/s/ Blake Norris
Name:	Blake Norris
Title:	Vice President – Energy Lending

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP